SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                         APRIL 15, 1997


                 Aames Capital Acceptance Corp.
                   on behalf of Aames Capital
                      Owner Trust 1997-1
               -------------------------------------
     (Exact name of Registrant as specified in its charter)


         Delaware                  333-21219       95-4619902
----------------------------    -------------     -----------------
(State or other jurisdiction    (Commission       (I.R.S. employer
jurisdiction of incorporation)  file numbers)     identification no.)


3731 WILSHIRE BOULEVARD, 10TH FLOOR
LOS ANGELES, CALIFORNIA                           90010
-----------------------------------             -----------
(Address of principal executive offices)
(ZIP Code)

                              (213) 351-6100
          --------------------------------------------------
          Registrant's telephone number, including area code

                                NO CHANGE
      -----------------------------------------------------------
     (Former name or former address, if changed since last report)


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Item 7.   FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          20.1      Aames Capital Owner Trust 1997-1, Adjustable
Rate Asset-Backed Bonds, Series 1997-1 - Statement to
Bondholders.

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AAMES CAPITAL ACCEPTANCE CORP.

                              By:    /s/ Mark E. Elbaum
                                   ------------------------------
                                   Mark E. Elbaum
                                  Senior Vice President - Finance
                                  and Chief Accounting Officer

Dated:  April 18, 1997


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                        INDEX TO EXHIBITS


Exhibit

20.1           Aames Capital Owner Trust 1997-1, Adjustable Rate
               Asset-Backed   Bonds, Series 1997-1 - Statement to
               Bondholders


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